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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                         -----------------------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 20, 2001


                              ITC/\DELTACOM, INC.
               -------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

          Delaware                          0-23253                 58-2301135
(State or Other Jurisdiction of     (Commission File Number)      (IRS Employer
      Incorporation)                                            Identification No.)



       1791 O.G. Skinner Drive
         West Point, Georgia                               31833
(Address of Principal Executive Offices                  (ZIP Code)



Registrant's telephone number, including area code:  (706) 385-8000


                                Not applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events.

          On June 20, 2001, ITC/\DeltaCom, Inc. issued a press release announcing that it had completed the sale of a total of $30 million of a new series of cumulative convertible preferred stock. Attached as Exhibit 99 to this Current Report on Form 8-K is the text of the June 20, 2001 press release, which is incorporated by reference in this Item 5.

          The foregoing information does not purport to be complete and is qualified in its entirety by reference to the exhibit to this Current Report.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits.

               99.    Press Release, dated June 20, 2001.

                                       2
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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ITC/\DELTACOM, INC.


Date:   June 20, 2001              /s/ J. Thomas Mullis
                                -----------------------
                                J. Thomas Mullis
                                Senior Vice President-Legal and Regulatory

                                       3
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                                 Exhibit Index

Number                              Exhibit Description
------                              -------------------

  99                                Press Release, dated June 20, 2001.